(in form of certificate, two-sided)

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP NO. 717121 107

Number _____________
Shares ______________

PHARMACEUTICAL LABORATORIES, INC.

Authorized Common Stock: 25,000,000 Shares
Par Value $.001 Per Share

THIS CERTIFIES THAT ________________________________

IS THE RECORD HOLDER OF __________________________________ Shares of Common
Stock of Pharmaceutical Laboratories, Inc.

transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: __________________

(seal as follows: "Pharmaceutical Laboratories, Inc., Corporate Seal, Nevada")

/s/ DONA EFFLANDT                   /s/ JERRY MCCLURE
Secretary                           President

Countersigned & Registered
Progressive Transfer Company
P.O. Box 17561
Salt Lake City, Utah 84117
By:_____________________

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties     (Cust)       (Minor)
JT TEN - as joint tenants with right of    under Uniform Gifts to Minors
survivorship and not as tenants            Act
in common                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee
________________

________________________________________
(Please print or typewrite name and address, including zip code, of assignee)
__________________________________________
___________________________________________
_________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably con-stitute and appoint
___________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

___________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever